UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 7, 2016

Illumina, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35406	33-0804655
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5200 Illumina Way, San Diego, California		92122
(Address of principal executive offices)		(Zip Code)

(858) 202-4500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

5.02(b)

On February 7, 2016, Jeffrey T. Huber resigned as a member of the Board of Directors, in compliance with Illumina governance practices, in order to invest in and serve as chief executive officer and a member of the board of directors of GRAIL, Inc. GRAIL is Illumina’s majority-owned subsidiary formed to enable cancer screening from a blood test powered by Illumina sequencing technology.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLUMINA, INC.

Date: February 10, 2016	By:	/s/ Charles E. Dadswell
Charles E. Dadswell
Senior Vice President, General Counsel and Secretary